Exhibit 99.3

AMENDED AND RESTATED
CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE OF THE BOARD OF DIRECTORS
OF SONUS NETWORKS, INC.

This charter is intended as a component of the flexible governance framework within which the Board of Directors of Sonus Networks, Inc., assisted by its committees, directs the affairs of Sonus Networks, Inc.  While it should be interpreted in the context of the Company’s Fourth Amended and Restated Certificate of Incorporation, as may be amended from time to time, and Amended and Restated By-laws, as may be amended from time to time, this charter is not intended to establish by its own force any legally binding obligation.

I.                                         PURPOSES AND AUTHORITY.

The Nominating and Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Sonus Networks, Inc. (the “Company”) for the purposes of (i) assisting the Board in identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; (ii) overseeing the Company’s policies and procedures for the receipt of stockholder recommendations of candidates or nominations by the Board; (iii) developing, recommending to the Board and overseeing implementation of the Company’s corporate governance principles; and (iv) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of its purposes.  The Committee has the power to retain outside counsel, director search and recruitment consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.  The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, consultants and other advisors.

The Committee shall recommend to the Board any amendments of this charter as the Committee deems appropriate.

II.                                     COMPOSITION.

The Committee shall be composed of at least two members of the Board (including a Chairperson), all of whom shall be determined by the Board to be “independent,” as such term is defined in the listing rules of the Nasdaq Stock Market (“Nasdaq”).

Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director of the Company or until his or her earlier resignation or removal from the Committee.  Any member may be removed from the Committee by the Board, with or without cause, at any time.  The Chair of the

Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have the authority to convene meetings, set agendas for meetings and determine the Committee’s information needs, except as otherwise provided by action of the Committee.  In the absence of the Chair at a duly convened meeting, the Committee may select a temporary substitute from among its members to serve as chair of the meeting.  The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meeting of the Committee.

III.                                 MEETINGS AND OPERATIONS.

The Committee shall meet as often as necessary, but at least four times each year, to enable it to fulfill its responsibilities.

The Committee shall establish its own schedule of meetings.  Notice of meetings shall be given to all Committee members or may be waived.  The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Amended and Restated Bylaws.  A majority of the members of the Committee shall constitute a quorum for a meeting.  The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  Subject to the Company’s Amended and Restated Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting.  The Committee shall otherwise establish its own rules of procedure.

The Committee, by resolution approved by a majority of the Committee, may delegate any of its responsibilities to a subcommittee or to members of management so long as such delegation is not otherwise inconsistent with law and applicable rules and regulations of the Securities and Exchange Commission and Nasdaq.

The Committee shall conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter.

The Committee shall report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

IV.                                KEY RESPONSIBILITIES.

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee may undertake other and different activities, and the Committee’s activities may diverge from those described below, as appropriate under the circumstances.

In such manner as the Committee determines is appropriate to fulfill its purposes and in addition to such other duties as the Board may from time to time assign, the Committee shall:

A.                                    Nominating and Related Matters

1.                                       Recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning, the Company’s policies and procedures for identifying and reviewing Board nominee candidates, including: (a) the criteria (including experience, qualifications, attributes or skills in light of the Company’s business and structure) for Board nominees; (b) whether or not to consider diversity in the identification of director nominees, implementation of any policy with regard to the consideration of diversity in the identification of director nominees, and how the Committee assesses the effectiveness of such policy, and (c) the consideration of Board nominee candidates recommended by stockholders;

2.                                       Identify, screen and review individuals qualified to serve as directors, consistent with criteria approved by the Board (including evaluation of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (a) nomination for election and re-election by the stockholders; and (b) any Board vacancies that are to be filled by the Board, subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company; in so doing, the Committee shall consider, in addition to any other criteria for the selection of Board members set by the Board from time to time, the following for nomination of directors:

•                  demonstrated business knowledge and experience and an ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company;

•                  commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

•                  reputation for integrity, honesty and adherence to high ethical standards;

•                  ability and experience in understanding the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees and customers, and to act in the interests of all stockholders; and

•                  no conflicts of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of being a director;

3.                                       Consider and recommend to the Board mechanisms to refresh the Board where appropriate (e.g., age and term limits);

4.                                       Review Company disclosure concerning the specific experience, qualifications, attributes or skills that led to the conclusion that each director and nominee should serve as a director in light of the Company’s business and structure;

5.                                       Review annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable listing rules of Nasdaq;

B.                                    Corporate Governance Matters

6.                                       Develop and recommend to the Board, oversee the implementation and effectiveness of, and recommend modifications as appropriate to, a set of corporate governance guidelines applicable to the Company;

7.                                       Coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, individual directors, and management in the governance of the Company;

8.                                       Review annually with the Board the composition of the Board as a whole, including the size of the Board, whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities, and a succession plan in the event one or more directors ceases to serve for any reason;

9.                                       Review the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommend any changes to the Board for approval;

10.                                 Review periodically the committee structure of the Board and recommend to the Board for its approval the appointment of directors to Board committees and assignment of committee chairs;

11.                                 Review Company disclosures relating to Board leadership;

12.                                 Consider and, if appropriate, act upon stockholder suggestions regarding director and management compensation, and advise the Board on policies to further effective communications with stockholders; and

13.                                 Identify appropriate director development and continuing education opportunities and make recommendations to the Board as appropriate.

Recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors of the Company on June 1, 2011.